EXHIBIT 99


Name and Address of Designated Filer:
PPM America, Inc.
225 West Wacker Drive
Chicago, Illinois 60606

Issuer Name and Ticker or Trading Symbol:
Darling International Inc. (DAR)

Statement for Month/Day/Year
August 14, 2003

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Listing of the names and addresses of other reporting persons:

1.   PPM America Special Investments Fund, L.P.                 PPM AMERICA SPECIAL INVESTMENTS FUND, L.P.
     225 West Wacker Drive
     Suite 975                                                  By:  PPM America, Inc., as attorney-in-fact
     Chicago, Illinois  60606
                                                                By:  /s/ Brian Schinderle
                                                                     --------------------------------------------
                                                                     Brian Schinderle, Senior Managing Director

2.   PPM America Fund Management GP, Inc.                       PPM AMERICA FUND MANAGEMENT GP, INC.
     225 West Wacker Drive
     Suite 975                                                  By:  /s/ Brian Schinderle
     Chicago, Illinois  60606                                        --------------------------------------------
                                                                     Brian Schinderle, Senior Vice President


3.   PPM America Special Investments CBO II, L.P.               PPM AMERICA SPECIAL INVESTMENTS CBO II, L.P.
     225 West Wacker Drive
     Suite 975                                                  By:  PPM America, Inc., as attorney-in-fact
     Chicago, Illinois  60606
                                                                By:  /s/ Brian Schinderle
                                                                     --------------------------------------------
                                                                     Brian Schinderle, Senior Managing Director

4.   PPM America CBO II Management Company                      PPM AMERICA CBO II MANAGEMENT COMPANY
     225 West Wacker Drive
     Suite 975                                                  By:  PPM America, Inc., as attorney-in-fact
     Chicago, Illinois  60606
                                                                By:  /s/ Brian Schinderle
                                                                     --------------------------------------------
                                                                     Brian Schinderle, Senior Managing Director

5.   PPM MGP (Bermuda), Ltd.                                    PPM MGP (BERMUDA), LTD.
     Clarendon House
     2 Church Street                                            By:  /s/ Brian Schinderle
     Hamilton HM 11                                                  ---------------------------------------------
     Bermuda                                                         Brian Schinderle, Senior Vice President



**  Intentional misstatements or omissions of facts constitute Federal Criminal Violations
    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note:  File three copies of this Form, one of which must be manually signed.  If space is insufficient, see Instruction 6 for procedure

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